UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 18, 2010

Date of Report (Date of earliest event reported)

Wentworth Energy, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma

(State or other jurisdiction)

0-32593

(Commission File Number)

73-1599600

(IRS Employer Identification No.)

800 N. Church Street, Suite C, Palestine, Texas, 75801

(Address of principal executive offices)

(903) 723-0395

Registrant’s telephone number, including area code

__________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

ITEM 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Election of Directors

On February 18, 2010, Wentworth Energy, Inc. (the “Company”) elected Jack B. Evans to serve as a member of the Company’s board of directors and audit committee.

Jack Evans, 60, has over 30 years of financial and accounting experience with both public and private companies.  Mr. Evans, a Certified Public Accountant, has operated a private accounting practice since 1983.  Mr. Evans also holds a Bachelor of Arts degree from the University of Houston.

As of the date of this filing, there has not been any material plan, contract or arrangement (whether or not written) to which Mr. Evans is a party in connection with Mr. Evans being elected as a director of the Company.  There have been no transactions since the beginning of the Company’s last fiscal year, nor are any currently proposed, regarding Mr. Evans which is required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2010

WENTWORTH ENERGY, INC.

/s/ DAVID STEWARD

David Steward, Chief Executive Officer

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